                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant /X/

     Filed by a party other than the registrant / /

     Check the appropriate box:

     / / Preliminary proxy statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     /X/ Definitive proxy statement

     / / Definitive additional materials

     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                          LASER VISION CENTERS,  INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                          LASER VISION CENTERS,  INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                           LASER VISION CENTERS, INC.
                           540 MARYVILLE CENTER DRIVE
                                   SUITE 200
                           ST. LOUIS, MISSOURI  63141


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              ON FEBRUARY 12, 1996





TO: The Shareholders of Laser Vision Centers, Inc.

     The Annual Meeting of Shareholders of Laser Vision Centers, Inc. (the "Company") will be held at the Laser Vision Center of St. Louis, 755 S. New Ballas Road, Suite 170, St. Louis, Missouri 63141 on February 12, 1997 at 10:00 a.m. for the following purposes:


     1.   To elect seven Directors for the ensuing year.

     2. To approve the selection of Price Waterhouse LLP as the Company's independent public accountants for the fiscal year ending April 30, 1997.

     3. To transact any other business as may properly come before the meeting.


     The Board of Directors has fixed the close of business on December 23, 1996 as the record date for determining the shareholders entitled to receive notice of and vote at the meeting. Your attention is directed to the accompanying Proxy Statement for a description of the matters to be submitted for vote at the meeting.

This Proxy Statement and the forms of proxy were first mailed to shareholders on or about January 10, 1997.

     SHAREHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE ASKED TO VOTE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED STAMPED SELF-ADDRESSED ENVELOPE.

                                     By order of the Board of Directors,





                                     Robert W. May, Secretary


January 10, 1997
St. Louis, Missouri


A copy of the Annual Report of the Company for the fiscal year ended April 30, 1996 is enclosed herewith.

                           LASER VISION CENTERS, INC.


                                PROXY STATEMENT



     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Laser Vision Centers, Inc. (the "Company") of proxies in the accompanying form, for use at the Annual Meeting of Shareholders of the Company and at all adjournments thereof.

     The holders of record of Common Stock at the close of business on December 23, 1996 (the "Record Date") may vote at the meeting. As of December 23, 1996, there were outstanding 8,815,383 shares of Common Stock of the Company. On all matters which will come before the meeting, each holder of common stock or his proxy will be entitled to one vote for each share of Common Stock of which such shareholders was the holder of record on the Record Date. The holders of a majority of the outstanding shares of Common Stock constitute a quorum for the transaction of business at the meeting.



                               VOTING OF PROXIES

     Proxies may be revoked by the shareholders at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Company or by voting in person at the meeting.

     The persons named in the enclosed form of proxy were selected by the Board of Directors and, unless instructed to the contrary, will vote the shares covered by such proxy for the election as directors of the nominees listed in this proxy statement, and for the approval of Price Waterhouse LLP as the Company's independent accountants for the fiscal year ending April 30, 1996, and at their discretion on other matters that may come before the meeting. If a nominee becomes unable to serve, an event which is not anticipated, the proxies will be voted for a substitute nominee designated by the Board of Directors. Directors will be elected on the basis of a plurality of votes present and entitled to vote. All other matters will be decided by a majority of votes cast. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers, those shares will not be included in the vote totals and, therefore, will have no effect on the vote.

             OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table and notes thereto set forth certain information regarding beneficial ownership of the Company's common stock as of December 23, 1996 by (i) all those known by the Company to be beneficial owners of more than 5% of the Company's common stock, (ii) all of the Company's directors and (iii) all directors and executive officers of the Company as a group.


-------------------------------------------------------------------------------
                                                             PERCENTAGE OF
         DIRECTORS, OFFICERS             NUMBER OF SHARES     COMMON SHARES
         AND 5% SHAREHOLDERS            BENEFICIALLY OWNED  BENEFICIALLY OWNED
-------------------------------------------------------------------------------
John J. Klobnak (1)
 540 Maryville Centre Drive, Suite 200
 St. Louis, Missouri  63141                  542,041              5.87%
-------------------------------------------------------------------------------
Alan F. Gillam (2)
 540 Maryville Centre Drive, Suite 200
 St. Louis, Missouri  63141                  338,167              3.70%
-------------------------------------------------------------------------------
Robert W. May (3)
 540 Maryville Centre Drive, Suite 200
 St. Louis, Missouri  63141                  203,150              2.25%
-------------------------------------------------------------------------------
Dr. Henry Simon (4)
 20 Southampton Street
 London WC2E 7QG  ENGLAND                  1,669,329             18.93%
-------------------------------------------------------------------------------
James M. Garvey (4)
 One Beacon Street, Suite 4500
 Boston, Massachusetts 02108               1,668,929             18.93%
-------------------------------------------------------------------------------
Richard L. Lindstrom, M.D. (5)
 710 East 24th Street
 Minneapolis, Minnesota  55391                66,296              0.75%
-------------------------------------------------------------------------------
Steven C. Straus (6)
 13455 Noel Road, 21st Floor
 Dallas, Texas  75240                          2,064              0.02%
-------------------------------------------------------------------------------
All Directors and Executive Officers
as a Group (7)                             3,025,820             30.25%
-------------------------------------------------------------------------------

All officers and directors as a group.
     (Nine persons) (8) (9)

     Pursuant to the rules of the Securities and Exchange Commission, shares of common stock which an individual or group has a right to acquire within sixty
(60) days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.


(1) Includes presently exercisable options and warrants to purchase 417,708 shares of common stock granted to Mr. Klobnak by the Board of Directors pursuant to the Company's Incentive Stock Option Plan, the Non-Qualified Warrant Plan and other unregistered warrants. Mr. Klobnak also owns an additional 23,709 common stock options and warrants which are not presently exercisable. See "Executive Compensation - Stock Option Plan" and "Executive Compensation - Employment Agreements."

(2) Includes presently exercisable warrants and options to purchase 336,617 shares of common stock granted to Mr. Gillam by the Board of Directors pursuant to the Non-Qualified Warrant Plan, the Incentive Stock Option Plan and other unregistered warrants. Mr. Gillam also owns 33,833 warrants and options which are not presently exercisable.

(3) Includes presently exercisable warrants and options granted to Mr. May by the Board of Directors to purchase 201,450 shares of common stock pursuant to the Non-Qualified Warrant Plan, the Incentive Stock Option Plan and other unregistered warrants. Mr. May also owns 32,500 warrants and options which are not presently exercisable.

(4) Beneficial ownership established by virtue of membership on the Board of Directors of the Company as the representative of Schroder Ventures Life Sciences Advisors, Inc., an affiliate of the holders of 1,666,665 shares of the Common Stock of the Company. Includes presently exercisable options granted to Dr. Simon and to Mr. Garvey, respectively, by the Board of Directors to purchase 1,664 shares of common stock each. Each also own 8,336 options which are not presently exercisable.

(5) Includes presently exercisable unregistered warrants and options granted to Dr. Lindstrom by the Board of Directors to purchase 51,664 shares of common stock, 6,823 restricted shares of common stock he received as an officer and director of Vision Correction, Inc. a Minneapolis-based company acquired by the Company in August, 1995 and 3,609 restricted shares of common stock he received as the Medical Director for the Company. Dr. Lindstrom also owns 68,336 unregistered warrants and options which are not presently exercisable.

(6) Includes presently exercisable options to Mr. Straus by the Board of Directors to purchase 1,664 shares of common stock. Mr. Straus also owns 8,336 options which are not presently exercisable.

(7) Includes 21,845 shares of restricted common stock issued to T. Wesley Dunn in connection with the acquisition of Med-Source, Inc.

(8) Included presently exercisable options and warrants to purchase an aggregate of 1,130,939 shares of common stock granted to five executive officers (three which are also directors) of the Company. An additional 138,728 options and warrants to purchase shares of common stock are owned but are not presently exercisable by these executive officers. See "Executive Compensation - Stock Option Plan" and "Executive Compensation - Employment Agreements."

(9) Includes presently exercisable options and warrants to purchase an aggregate of 1,012,431 shares of common stock granted to directors, (three of which are also executive officers of the Company). An additional 183,386 options and warrants to purchase shares of common stock are owned but not presently exercisable by these directors.


     As required by the Securities and Exchange Commission rules under Section 16 of the Securities and Exchange Act of 1934, the Company notes that during the fiscal year ended April 30, 1996, all reports regarding transactions in the Company's common stock were timely filed.

     As of December 23, 1996, all Convertible Preferred Stock was converted to Common Stock.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     Seven (7) individuals are to be elected at the Annual Meeting to serve as directors until the next annual meeting and until the election and qualification of their successors. Unless shareholder WITHHOLDS AUTHORITY, the proxy holders will vote FOR the election of the persons named below. Although the Board of Directors does not contemplate the possibility, in the event any nominee is not a candidate or is unable to serve as director at the time of the election, unless the shareholder withholds authority from voting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill such vacancy.

     The name and age of each of the seven (7) nominees, his principal occupation, the period during which such person has served as a director together with the number of shares of Common Stock beneficially owned, directly or indirectly, by each nominee and by all nominees and officers as a group and the percentage of outstanding shares such ownership represents as of the close of business on December 23, 1996 (according to information received by the Company) as set out below:


                          IDENTIFICATION OF DIRECTORS


-----------------------------------------------------------------------------------------------
                                                Service   Amount of Shares      Percentage of
                                                  as a    and Nature of         Outstanding
                               Principal        Director  Beneficial              Shares (2)
  Name of Nominee    Age       Occupation        Since    Ownership (1)
-----------------------------------------------------------------------------------------------
John J. Klobnak      45   Director,
                          Chairman and
                          CEO                     1989          417,708                5.87%
-----------------------------------------------------------------------------------------------
Robert W. May, Esq.  49   Director,
                          Vice Chairman
                          and Secretary           1992          201,450                2.25%

-----------------------------------------------------------------------------------------------
Alan F. Gillam       54   Director and
                          President               1993          336,617                3.70%

-----------------------------------------------------------------------------------------------
Dr. Henry Simon (3)  65   Director                1995        1,669,329               18.93%

-----------------------------------------------------------------------------------------------
James M. Garvey (3)  48   Director                1995        1,668,929               18.93%

-----------------------------------------------------------------------------------------------
Richard L.
Lindstrom, M.D.      49   Director                1995           66,296                0.75%

-----------------------------------------------------------------------------------------------
Steven C. Straus     40   Director                1996            2,064                0.02%

-----------------------------------------------------------------------------------------------

NOTES:

(1) Unless otherwise indicated in a note, each nominee has a sole power to vote, or dispose or direct the disposition of all shares owned by him.

(2) See footnotes 2, 3, 4, 5 and 6 under "OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" for description of the Stock Options granted said individuals and inclusion of warrants and options in share count.

(3) Beneficial ownership reflects relationship as officer, director or affiliate of various Schroder funds and entities owning 1,666,665 shares of Common Stock.

CERTAIN BUSINESS RELATIONSHIPS

Dr. Henry Simon and James M. Garvey are both members of the Board of Directors and employees of Schroder Ventures Life Sciences Advisors, Inc., an affiliate of the holder of 1,666,665 shares of the Common Stock of the Company which resulted from conversion of 100,000 shares of the Company's Convertible Preferred Stock in June 1996.


                           IDENTIFICATION OF OFFICERS


---------------------------------------------------------------------------------------
                                                         Expiration        Served
                                  Positions                  of          as Officer
  Name of Nominee    Age             Held                   Term           Since
---------------------------------------------------------------------------------------
John J. Klobnak      45   Chief Executive Officer     October 11, 1998      1989

---------------------------------------------------------------------------------------
Robert W. May, Esq.  49   Secretary and General
                          Counsel                     October 11, 1998      1993

---------------------------------------------------------------------------------------
Alan F. Gillam       54   President                   October 11, 1998      1993

---------------------------------------------------------------------------------------
B. Charles Bono III  48   Executive Vice President,
                          Chief Financial Officer &   October 11, 1998      1992
                          Treasurer

---------------------------------------------------------------------------------------
T. Wesley Dunn       35   Vice President - Marketing    July 31, 1997       1996

---------------------------------------------------------------------------------------
James C. Wachtman    36   Chief Operating Officer -   November 30, 1997     1996
                          North American Operations
---------------------------------------------------------------------------------------

Set forth below is certain information concerning the nominees, directors and executive officers.

JOHN J. KLOBNAK         Mr. Klobnak has served as Chairman of the Board and
                        Chief Executive Officer of the Company since 1993.
                        From 1990 to 1993, Mr. Klobnak served as the Company's
                        President and Chief Executive Officer. From 1986 to
                        1990, he served as Chief Operating Officer and subsequently President of MarketVision, a partnership acquired by the Company upon its inception in

                      1990. Prior to 1986, Mr. Klobnak was a self-employed advertising and marketing consultant.


ALAN F. GILLAM        Since 1993, Mr. Gillam has served as President and, until
                      June 1, 1996, as Chief Operating Officer of the Company.
                      From 1991 to 1993, Mr. Gillam was the International
                      Director of the excimer laser project for Alcon Surgical, Inc., a division of one of the world's largest eyecare specialty companies. Prior to 1991, Mr. Gillam was area director for Alcon in Northern Europe and Africa.

ROBERT W. MAY, ESQ.   Mr. May joined the Company as its Vice-Chairman and
                      General Counsel in September 1993.  Prior to joining the
                      Company as a full-time employee, Mr. May served as Corporate Secretary and a director of the Company and was a partner in the St. Louis, Missouri law firm of May and Berne, the former general corporate counsel for the Company, from 1985 until 1993.

DR. HENRY SIMON       Dr. Simon has served as a director of the Company since
                      November 1995. Since 1996, he has served as Chairman and from 1993 to 1996 as CEO and Managing Partner of Schroder
                      Ventures International Life Sciences Advisers, a venture capital advisory company. Dr. Simon has served as Chairman of Mitel, Inc., a manufacturer of telecommunications equipment and Shire Pharmaceutical
                      Group plc, a British company. Dr. Simon is currently a director of Chiroscience plc and Micromass in the U.K.

JAMES M. GARVEY       Mr. Garvey has served as a director of the Company since
                      November 1995.  Mr. Garvey serves as Chief Executive
                      Officer and Managing Partner of Schroder Venturers Life
                      Sciences Advisors, a venture capital advisory company which he joined in May of 1995. From 1989 to 1995, Mr.
                      Garvey was Director of Allstate Venture Capital, the $600 million venture capital division of Allstate Corporation after initially directing Allstate Venture Capital's heath care investment activity. Mr. Garvey is currently a director of Allscrips Pharmaceutical and J&C Healthcare and has served as director and Chairman of several public and private healthcare companies.

RICHARD L.
LINDSTROM, M.D.       Dr. Lindstrom has served as a director of the Company
                      since November 1995. Since 1979, Dr. Lindstrom has been engaged in the private practice of ophthalmology and has been the President of Lindstrom, Samuelson & Hardten
                      Ophthalmology Associates, P.A. since 1989.  In 1989, Dr.
                      Lindstrom founded the Phillips Eye Institute Center for
                      Teaching & Research, an ophthalmic research and surgical skill education facility, and he currently serves as the Center's Medical Director. Dr. Lindstrom has served as an Associate Director of the Minnesota Lions Eye Bank since 1987. From 1980 to 1989, he served as Professor of Ophthalmology at the University of

                      Minnesota. Dr. Lindstrom received his M.D. and his B.A. degrees from the University of Minnesota.

STEVEN C. STRAUS      Mr. Straus has served as a director of the Company since
                      January of 1996.  He currently serves as Senior Vice
                      President of the Ambulatory Surgery Division of Columbia
                      Healthcare the world's largest for-profit health care provider. Mr. Straus was employed in a similar capacity with Medical Care America, Inc., from 1993 until Medical
                      Care America was merged into Columbia Healthcare
                      Corporation in 1994. From 1986 to 1993, Mr. Straus held various positions with Baxter Healthcare Corporation and from 1978 to 1985 was employed by American Hospital
                      Supply Corporation.


B. CHARLES BONO III   Mr. Bono joined the Company as Executive Vice President,
                      Chief Financial Officer and Treasurer in 1992. From 1980 to 1992, Mr. Bono was employed by Storz Instrument
                      Company, a global marketer of ophthalmic devices and pharmaceutical products, serving as Vice President of Finance from 1987 to 1992. He is not related to Frank J.
                      Bono, III, Vice President of Sales for the Company.

JAMES C. WACHTMAN     Mr. Wachtman joined the Company as Chief Operating Officer
                      - North American Operations effective May 30, 1996.  From
                      1983 until he joined the Company, Mr. Wachtman was employed by McGaw, Inc., a manufacturer of disposables for home infusion, in various positions. Most recently, he served as Vice President/Operations of CAPS, a hospital pharmacy division of McGaw.

T. WESLEY DUNN        Mr. Dunn joined the Company effective February 1, 1996 as
                      Senior Vice President of Marketing.  From 1988 to 1995,
                      Mr. Dunn was President of Med-Source, Incorporated, a medical marketing firm which was acquired by the Company effective February 1, 1996.

DIRECTORS MEETINGS / COMMITTEES

During the twelve months ended April 30, 1996, the Board of Directors held a total of eighteen (18) meetings. All directors attended each of those meetings. In addition, three (3) committees were established in November 1995 as follows:

------------------------------------------------------------------------------------------
EXECUTIVE COMMITTEE
------------------------------------------------------------------------------------------
                                                                      MEETINGS
        FUNCTION                  BOARD MEMBERS                       HELD LAST
                                                                     FISCAL YEAR
------------------------------------------------------------------------------------------
To approve or                  John J. Klobnak, Alan F.
disapprove expenditures        Gillam and James M. Garvey            Five (5)
by the Company in
excess of $500,000 and
all material contracts
entered into by the
Company and also shall
have the power to
nominate all slates of
eligible candidates
from which directors
and officers are
chosen.

------------------------------------------------------------------------------------------
COMPENSATION COMMITTEE
------------------------------------------------------------------------------------------
                                                                   MEETINGS
        FUNCTION                  BOARD MEMBERS                   HELD LAST
                                                                 FISCAL YEAR
------------------------------------------------------------------------------------------
To establish, review      John J. Klobnak, Richard L.
and modify all            Lindstrom, M.D., Dr. Henry
compensation paid by      Simon with Robert W. May to            None*
the Company to its        serve as an ex officio
directors, officers and   member
key employees.

------------------------------------------------------------------------------------------
AUDIT COMMITTEE
------------------------------------------------------------------------------------------
                                                                MEETINGS HELD LAST
        FUNCTION                  BOARD MEMBERS                   FISCAL YEAR
------------------------------------------------------------------------------------------
To review and oversee     Richard L. Lindstrom, M.D.,            None*
the finances of the       Steven C. Straus and James
Company and to select     M. Garvey with B. Charles
and monitor the public    Bono to serve as an ex
accounting firm           officio member
responsible for
maintaining and
auditing the finances
of the Company.
------------------------------------------------------------------------------------------

*  First meeting held after fiscal year end.


                    PROPOSAL NO. 2 - APPROVAL OF ACCOUNTANTS

     The Board of Directors has selected the firm of Price Waterhouse LLP, independent certified public accountants, as independent auditor to examine the financial statements for the fiscal year ended April 30, 1997. Price Waterhouse LLP has been the Company's independent auditor for the past three fiscal years. If the shareholders do not approve this selection, other certified public accountants will be considered by the Board. The Company expects a member of this firm to be present at the Annual Meeting.

                             EXECUTIVE COMPENSATION

     The following tables sets forth the compensation paid to five executive officers earning total compensation at annual rates in excess of $100,000 during the fiscal year ended April 30, 1996.


                           SUMMARY COMPENSATION TABLE


------------------------------------------------------------------------------------
                                                                          WARRANTS
          NAME AND               FISCAL                                     AND
     PRINCIPAL POSITION           YEAR         SALARY     BONUS(b)        OPTIONS
------------------------------------------------------------------------------------
John J. Klobnak                April, 1996      $186,000(a)   $124,330        0
Chief Executive Officer
                               April, 1995      $146,575      $ 56,835   25,000(c)
                                                                         85,000(d)
                               April, 1994      $143,000      $ 16,250  116,000(e)
                                                                         52,500(f)
                                                                         13,000(g)

------------------------------------------------------------------------------------
Alan F. Gillam                 April, 1996      $185,340(a)   $123,890        0
President
                               April, 1995      $146,063      $ 56,636   25,000(c)
                                                                         80,000(d)
                               April, 1994      $142,500      $ 16,193  219,000(e)
                                                                         50,000(f)
                                                                         12,000(g)

------------------------------------------------------------------------------------
Robert W. May                  April, 1996      $156,710(a)   $104,750        0
Secretary and General Counsel
                               April, 1995      $123,880      $ 47,880   25,000(c)
                                                                         75,000(d)
                               April, 1994      $120,000      $ 15,692   47,500(f)
                                                                         11,500(g)
                                                                         30,000(j)

------------------------------------------------------------------------------------
B. Charles Bono III            April, 1996      $143,950(a)   $ 96,230        0
Executive Vice President,
Chief Financial Officer        April, 1995      $113,410      $ 43,975   15,000(c)
and Treasurer                                                            50,000(d)
                               April, 1994      $110,000      $ 12,500    8,500(g)

------------------------------------------------------------------------------------
T. Wesley Dunn                 April, 1996      $125,000(a1)  $ 10,400   75,000(h)
Vice President - Marketing

------------------------------------------------------------------------------------

(a) Annual compensation rate as of April 30, 1996, effective since October 11, 1995.
(a1) Effective since February 1, 1996.
(b)  Earned during fiscal year, paid by the following May or June.
(c)  Warrants with exercise price of $7.75 per share.
(d)  Unregistered warrants with exercise price of $9.00 per share.
(e) Warrants received as part of new employment contract with exercise price of $5.00 per share.
(f)  Warrants with exercise price of $7.50 per share.
(g)  Warrants with exercise price of $5.00 per share.
(h)  Non-Qualified Warrants with exercise price of $12.625 per share.


                   WARRANT AND OPTION GRANTS LAST FISCAL YEAR

     The following table shows information regarding each stock option or warrant granted during fiscal 1996 to each of the named executive officers. The potential realizable values that would exist for these options or warrants are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date of grant over the full term of the option as required by SEC regulations. Actual gains, if any, on stock options and warrant exercises are dependent on the future performance of the Common Stock.


-----------------------------------------------------------------------------------------------------------------
                                                                                        POTENTIAL REALIZABLE
                                       PERCENT OF TOTAL                                  VALUE AT ASSUMED
                 NUMBER OF SHARES      OPTIONS AND           EXERCISE      EXPIRATION     ANNUAL RATES OF
     NAME        UNDERLYING OPTIONS    WARRANTS GRANTED TO     PRICE          DATE           STOCK PRICE
      AND        AND WARRANTS           EMPLOYEES IN         PER SHARE                      APPRECIATION FOR
   POSITION      GRANTED(1)             FISCAL YEAR                                          OPTION TERM(2)
                                                                                          5% ($)    /    10% ($)
-----------------------------------------------------------------------------------------------------------------
John J. Klobnak           0                    N/A              N/A           N/A                 N/A

-----------------------------------------------------------------------------------------------------------------
Robert W. May             0                    N/A              N/A           N/A                 N/A

-----------------------------------------------------------------------------------------------------------------
Alan F. Gillam            0                    N/A              N/A           N/A                 N/A

-----------------------------------------------------------------------------------------------------------------
B. Charles Bono           0                    N/A              N/A           N/A                 N/A

-----------------------------------------------------------------------------------------------------------------
T. Wesley Dunn          75,000                62.5%            $12.625  January 31, 2001   $261,604 / $578,077

-----------------------------------------------------------------------------------------------------------------

(1) Options and warrants granted to employees under the 1994 Non-Qualified Warrant Plan and the 1990 Incentive Stock Option Plan vest ratably over periods from two to three years and are granted at prices equal to or greater than the market price on the date of grant.
(2) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the SEC and, therefore, are not intended to forecast possible future appreciation, if any, of the Company's stock price.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES


-------------------------------------------------------------------------------------------------------------
                                                      NUMBER OF
                      NUMBER OF                      SECURITIES                         VALUE OF
                       SHARES                        UNDERLYING                        UNEXERCISED
                      ACQUIRED                 UNEXERCISED OPTIONS AT                 IN-THE MONEY
                        UPON      VALUE                FY-END                     OPTIONS AT FY-END(1)
        NAME          EXERCISE   REALIZED     EXERCISABLE/UNEXERCISABLE         EXERCISABLE/UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------
John J. Klobnak
Chief Executive
Officer                20,000    $191,250        360,666   /   45,834             $2,915,277    /    $253,648
-------------------------------------------------------------------------------------------------------------
Alan F. Gillam
President              50,000    $463,281        290,167   /   45,833             $2,355,188    /    $256,250
-------------------------------------------------------------------------------------------------------------
Robert W. May
Secretary and
General Counsel        30,000    $259,379        157,750   /   43,750             $1,088,563    /    $245,313
-------------------------------------------------------------------------------------------------------------
B. Charles Bono III
Exec Vice President,
CFO and Treasurer       4,100    $ 30,863        100,917   /   27,083               $718,500    /    $150,000
-------------------------------------------------------------------------------------------------------------
T. Wesley Dunn
Vice President -
Marketing                 0      $      0          9,375   /   65,625                $15,234    /    $106,641
-------------------------------------------------------------------------------------------------------------

(1) Calculated using a $14.25 closing price per share of the Company's common stock as reported by Nasdaq on April 30, 1996.


Employment Agreements

     During fiscal 1996, the Company entered into three-year contracts with John J. Klobnak, Alan F. Gillam, Robert W. May and B. Charles Bono III. These contracts provide for base salaries and the potential payment of certain bonuses conditioned upon increases in the price of the Company's Common Stock. During fiscal 1996, 1995 and 1994, $449,000, $208,000 and $62,000, respectively, were provided for these bonuses. Under these contracts, termination of employment by the Company without cause will result in payment by the Company to the Employee of the total compensation due for the remainder of the term of the contract or eighteen month's compensation, whichever is greater. Termination of employment by the employee under certain limited circumstances will result in the payment by the Company to the Employee of the total compensation due for the remainder of the term of the contract or two year's compensation, whichever is greater.

     On February 1, 1996, the Company entered into an eighteen month employment agreement with T. Wesley Dunn to serve as Vice President - Marketing. This agreement provides for an annual salary of $125,000 and a one time $10,400 cash bonus, plus an additional bonus as determined by the Compensation Committee in addition to cost of living adjustments. Under this contract, termination of employment by the Company without cause will result in payment by the Company to the Employee of the total compensation due for the remainder of the term of the contract or twelve month's compensation, whichever is greater. Termination of employment by the employee under certain limited circumstances will result in the payment by the Company to the Employee of the total compensation due for the remainder of the term of the contract or two year's compensation, whichever is greater.

     On June 1, 1996, the Company entered into an eighteen month employment agreement with James C. Wachtman to serve as Chief Operating Officer - North American Operations. This agreement provides for an annual salary of $140,000, plus an additional bonus as determined by the Compensation Committee in addition to cost of living adjustments. Under this contract, termination of employment by the Company without cause will result in payment by the Company to the Employee of the total compensation due for the remainder of the term of the contract or twelve month's compensation, whichever is greater. Termination of employment by the employee under certain limited circumstances will result in the payment by the Company to the Employee of the total compensation due for the remainder of the term of the contract or two year's compensation, whichever is greater.


                          LOANS TO EXECUTIVE OFFICERS

     The Company has loaned $36,565 to Alan F. Gillam, President, and holds a non-interest bearing Promissory Note dated December 6, 1993 in that amount. The money was loaned to Mr. Gillam to facilitate the purchase of a residence for Mr. Gillam and his family when he relocated to the St. Louis area subsequent to being hired by the Company. The Promissory Note is secured by a Deed of Trust on Mr. Gillam's previous residence.


                  COMPENSATION COMMITTEE INTERLOCK AND INSIDER
                     PARTICIPATION IN COMPENSATION DECISION

     During the last completed fiscal year, John J. Klobnak, Dr. Henry Simon and Richard L. Lindstrom, M.D. served as members of the Compensation Committee of the Company's Board of Directors. During that fiscal year, Mr. Klobnak served as Chief Executive Officer of the Company. Mr. Klobnak has previously served as the Company's President. During the last fiscal year, Dr. Henry Simon was an employee of Schroder Ventures Life Sciences Advisors, Inc., an affiliate of the holder of 1,666,665 shares of Common Stock of the Company.


            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") consists of the following non-employee members of the Board of Directors: Richard L. Lindstrom, M.D. and Dr. Henry Simon. John J. Klobnak, Chairman and CEO also serves on the Committee and Robert W. May, Vice Chairman, Secretary and General Counsel serves as a non-voting ex-officio member. The Committee determines and maintains the Company's executive compensation policies and objectives and administers the Company's Stock Option Plan.

     The objectives of the Committee are to attract and retain highly talented and productive executives, to provide incentives for superior performance and to align the interests of the executive officers with the interest of the Company's stockholders.

     The Company's executive compensation program combines cash compensation with long-term incentive compensation, consisting of stock option and warrant grants to attract, motivate and maintain its executive officers. In addition, each executive is included in the Company's benefit plan which includes health, dental, life and disability insurance and which is offered to all employees of the Company.

     Cash compensation consists of base salary and annual bonus programs. When setting base salary levels, including the base salary level for the Chief Executive Officer, the Committee considers the individual's salary history, experience, performance and contribution to the management team. Also considered is the performance of the Company and its progress towards implementing its business plan of becoming a fully integrated provider of refractive services. The Committee also considers salaries of executives in other companies of similar size and industry, as well as the competitive market conditions, for the purpose of determining base salaries necessary to recruit and retain highly talented and productive executives. The Committee intends to target base salary levels of the Company's executive officers, including the Company's Chief Executive Officer, to such comparable companies.

     Cash bonuses are awarded to executives principally as a mechanism to recognize and reward individual achievements. For the fiscal year ended April 30, 1996, the cash bonuses awarded to executives was based solely on the increase in the Company's stock price during that year. For subsequent years, the Committee has established guidelines for awarding cash bonuses based on such factors as individual achievements, achievement of the Company's business plan and increase, if any, in the price of the Company's common stock.

     The Committee believes that stock option and warrant grants (1) align executive interest with stockholder interest by creating a direct link between compensation and stockholder return; (2) assure that executives maintain a significant long-term interest in the Company's success; (3) help retain key executives in a competitive market; and (4) allow the Company to conserve cash by reducing cash bonuses. Option and warrant grants are made from time to time to executives whose contributions have or will have a significant impact on the Company's long-term performance. The Company's determination of whether option and warrant grants are appropriate each year is based upon individual performance measures established for each individual officer, including the Company's Chief Executive Officer. Generally, option and warrant grants to executive officers vest over periods of two to four years and expire five years from the date of grant.


     SUBMITTED BY THE COMPENSATION COMMITTEE OF THE COMPANY'S BOARD OF
DIRECTORS.

                                                JOHN J. KLOBNAK
                                                DR. HENRY SIMON
                                                RICHARD L. LINDSTROM, M.D.

                               PERFORMANCE GRAPH


     The graph below compares the performance of Laser Vision Centers, Inc.'s common stock with that of the Nasdaq Non-Financial Stocks Total Return Index (a broad equity market index) and the Nasdaq Health Services Stocks Total Return Index (a published industry index). The comparison of total return on investment (change in period end stock price plus reinvested dividends) for each of the fiscal years assumes that $100 was invested on April 30, 1991 in each of LaserVision Centers, Inc.'s common stock, the Nasdaq Non-Financial Stocks Group and the Nasdaq Health Services Stocks Group. The graph lines merely connect fiscal year-end dates and do not reflect any fluctuations between those dates. The stock price performance shown on the graph is not necessarily indicative of future price performance.



                        4/30/91  4/30/92  4/30/93  4/30/94  4/30/95  4/30/96
         LVCI           $100.00  $110.42  $ 87.50  $ 95.83  $141.67  $237.50
----------------------  -------  -------  -------  -------  -------  -------
 Nasdaq Non-Financial   $100.00  $117.40  $129.36  $144.64  $166.41  $235.68
----------------------  -------  -------  -------  -------  -------  -------
Nasdaq Health Services  $100.00  $130.39  $135.85  $172.00  $175.13  $274.54
----------------------  -------  -------  -------  -------  -------  -------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Under the terms of the Convertible Preferred Stock Purchase Agreement dated October 11, 1995, the Company pays to Schroder Ventures Life Sciences Advisors, Inc. the annual sum of $100,000, in quarterly installments, for consulting and advisory services to the Company. Schroder Ventures Life Sciences Advisors, Inc. is an affiliate of Schroder Ventures International Life Sciences Fund, the owner of 18.93% of the Company's Common Stock. James M. Garvey, Director, is the Managing Partner of Schroder Ventures Life Sciences Advisors, Inc.


     The Company's European subsidiary, LVC (Europe) Limited also pays Schroder Ventures Life Science Advisors, Inc. ("Schroder") the sum of $40,000 per year for consulting and advisory services rendered to it by an employee of Schroder in the United Kingdom. This payment was authorized by a unanimous vote of the Board of Directors on July 30, 1996, from which vote Dr. Simon and Mr. Garvey abstained.


                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Any stockholder proposal intended to be presented at the Company's next annual meeting of stockholders must be received by the Company at its office in St. Louis, Missouri, on or before June 1, 1997 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.



                                     -17

                            EXPENSES OF SOLICITATION

     The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by regular employees of the Company, either personally or by telephone, facsimile or express delivery services. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding shares in their name or in the names of nominees for expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners.


                                 OTHER MATTERS

     The Notice of Annual Meeting of Shareholders, Proxy Form and a copy of the Company's Annual Report for the year ended April 30, 1996 are enclosed with this Proxy Statement.

     The Board of Directors does not intend to bring any matters before the meeting other than as stated in this proxy statement, and is not aware that any other matters will be presented for action at the meeting. If any other matters come before the meeting, the persons named in the judgment, pursuant to the discretionary authority granted by the proxy. The cost of preparing, assembling and mailing the proxy material will be borne by the Company.

     All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the meeting in accordance with the directions given. In voting by proxy in regard to the election of seven directors to serve until the 1997 Annual Meeting of Stockholders, stockholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. With respect to the approval of the selection of Price Waterhouse LLP, stockholders may vote in favor of the item or against the item or may abstain from voting. Stockholders should specify their choices on the enclosed proxy. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted FOR the election of all directors and FOR the proposal to ratify and approve the appointment of independent accounts.


                                     Respectfully submitted,



                                     ---------------------------
                                     Robert W. May, Esquire


A copy of the Company's Annual Report is provided to you concurrently with this Proxy Statement. The Company will provide you at your request copies of its Annual Report on Form 10-KSB and any exhibits to that Annual Report upon your payment of the Company's costs incurred in providing any such copies.

                                   PROXY FORM

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         OF LASER VISION CENTERS, INC.


     The undersigned Shareholder of Laser Vision Centers, Inc., (the "Company") hereby appoints John J. Klobnak and Robert W. May or either of them (with full power to act alone and to designate substitutes) Proxies of the undersigned, with authority to vote and act with respect to all shares of common stock of the Corporation which the undersigned would be entitled to vote at the Annual Meeting of the Shareholders to be held on February 12, 1996 at 10:00 a.m., at the Laser Vision Center of St. Louis, 755 South New Ballas Road, Suite 170, St. Louis, Missouri 63141, and any adjournments thereof, with all the powers the undersigned would possess if personally present, upon matters noted below and upon such other matters as may properly come before the meeting. The shares represented by this Proxy shall be voted as follows:


1. TO ELECT as Directors: John J. Klobnak, Robert W. May, Alan F. Gillam, Richard L. Lindstrom, M.D., Dr. Henry Simon, James M. Garvey and Steven C. Straus.

     / /   FOR all the foregoing nominees.

     / /   WITHHOLD AUTHORITY to vote for all the foregoing nominees.

      NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME. UNLESS AUTHORITY TO VOTE FOR ALL OF THE FOREGOING NOMINEES IS WITHHELD, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE FOR EVERY NOMINEE WHOSE NAME IS NOT STRUCK.


2. TO RATIFY the appointment of Price Waterhouse, L.L.P. as the Independent Certified Public Accountant for the purpose of conducing an annual audit.

      / /  FOR                / /  AGAINST          / /  ABSTAIN


IF ANY OTHER BUSINESS IS TRANSACTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE HOLDERS OF THE PROXIES. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSITIONS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LASER VISION CENTERS, INC., AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

             NOTE: Signature(s) should follow exactly the name(s) on the stock certificates, Executor, administrator, trustee or guardian should sign as such. If more than one trustee, all should sign. ALL JOINT OWNERS SHOULD SIGN.




DATED: -----------------------------        --------------------------------
                                              Signature(s) of Shareholder(s)



                                             --------------------------------
                                              Signature(s) of Shareholder(s)



Number of Shares Voted:
                       -------------------------